                                                                   EXHIBIT 10.26

                                 ADDENDUM NO. 2

                                     to the

                             RETROCESSION AGREEMENT
                    (hereinafter referred to as "Agreement")

                                    between

                      SUPERIOR NATIONAL INSURANCE COMPANY
                             Calabasas, California
              (hereinafter referred to as the "Retrocessionaire")

                                      and

                        ZURICH REINSURANCE CENTRE, INC.
                             Stamford, Connecticut
                 (hereinafter referred to as the "Retrocedant")

IT IS HEREBY MUTUALLY AGREED by and between the Retrocedant and the Retrocessionaire that effective 12:01 a.m., Standard Time as defined in the underlying Policies, on January 1, 1997, Article 1, Cover, of this Agreement shall be revised to read as follows:

                                   ARTICLE I

COVER

Reference is made to the Workers' Compensation and Employers' Liability Quota Share Reinsurance Contract No. WC30006A (hereinafter referred to as the "Underlying Contract") between the Retrocedant and the Retrocessionaire, originally effective January 1, 1994. As respects losses occurring on or after 12:00 a.m., Standard Time as defined in the Underlying Policies, January 1, 1997, the Retrocessionaire hereby assumes from the Retrocedant the following Retrocession Percentage of the gross reinsurance liability of the Retrocedant under the Underlying Contract and any Assumption of Liability Endorsement issued thereunder (hereinafter referred to as an "ALE"):

        Retrocession Percentage - 93.5% part of 100% quota share of Designated Policies as set forth in Part II, Article II. Reinsurer's Limit of Liability of the Underlying Contract, including without limitation, 93.5% of any and all amounts paid by the Retrocedant with respect to any ALE or any claim thereunder. The Reinsurer shall return to the Company

                                     [LOGO]

        the unearned premium applicable to Designated Policies in force as of December 31, 1996, less the commission allowed therein.

Capitalized terms used herein and not herein defined shall have the meaning ascribed thereto in the Underlying Contract, a copy of which is attached hereto and forms a part of this Agreement.

ALL OTHER TERMS AND CONDITIONS SHALL REMAIN UNCHANGED.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in duplicate by their duly authorized representatives.

Signed at NEW YORK, NEW YORK, this 24th day of January, 1997.

ZURICH REINSURANCE CENTRE, INC.
Stamford, Connecticut

Signature:  [SIG]                       Title: SVP
          ----------------------------        ----------------------------------

Attest:  [SIG]
       -------------------------------

Signed at CALABASAS, CALIFORNIA, this 24th day of January, 1997.

SUPERIOR NATIONAL INSURANCE COMPANY
Calabasas, California

Signature: /s/ J. CHRIS SEAMAN          Title:  EVP
          ----------------------------        ----------------------------------

Attest:  [SIG]
       -------------------------------